MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement





FUND LOGO





Annual Report

December 31, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION


Type of Issues*
As of December 31, 1997

Bar graph depicting Type of Issues* as a percentage of net assets as of December 31, 1997

Industrials                            8.95%
US Government Obligations              5.65%
Financial Services                    63.63%
Commercial Paper                       0.18%
Sovereign Government Obligations      19.01%


Geographical Diversification*
As of December 31, 1997

Pie graph depicting Geographical Diversification* as a percentage of net assets as of December 31, 1997

Japan                                  3.13%
Spain                                  4.22%
Canada                                 3.25%
Denmark                               10.65%
United Kingdom                        17.00%
Thailand                               3.06%
Italy                                  0.24%
Germany                               16.85%
United States                         39.02%

Maturity of Investments*
As of December 31, 1997

Bar graph depicting Maturity of Investments* as a percentage of net assets as of December 31, 1997

5 yrs-10 yrs                          31.53%
10 yrs +                              61.73%
0-6 months                             4.58%
6 months-5 yrs                         2.16%

[FN]
*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


DEAR SHAREHOLDER


Economic Review
During the quarter ended December 31, 1997, Asia was the focus of investor concern. What continues to unfold in Asia is a new kind of global deflationary force: competitive deflationary currency devaluation. When there is overcapacity in a group of economies accustomed to fast growth in sales to industrialized nations--as is currently the case in Asia--it triggers competitive currency devaluation. Such devaluations lead to even faster growth in the export of deflation to the industrial world.

When deflation gets out of control, banking systems feel pressure. As a result, equity investors have devalued banking shares in this region. In most cases, these banks were overextended in asset-based lending. The value of the assets underlying these loans has eroded, because of outright asset deflation (for example, real estate) or the wrong kind of industrial capacity (as seen in South Korea, Japan and Germany). With consumer demand declining for many products, global consumers will have greater leverage in price and selection as the competition for market share increases.

In Europe, the Bundesbank made good on its promise to raise base rates by increasing short-term borrowing by 30 basis points (0.30%) in early October. This move reflected not the strength of the economy, but more of a support measure for the currency, which has continued to weaken throughout the last three months. The Bundesbank was very focused on the sense of imported inflation hampering the transition into the European Monetary Union (EMU). We believe this monetary policy tightening is a one-time event, and the German central bank may not consider increasing base rates again until well into 1998. Subsequent inflation data have reflected a lack of inflationary pressure as a result of the weaker Deutschemark at the manufacturing as well as the consumer level.

The United Kingdom has continued to reinforce the independence of the Bank of England. Base rates have increased by 50 basis points, reflecting the continuation of the strong consumer spending habits of the past two years. This has forced sterling to stronger levels against both the US dollar and the Deutschemark. We believe that the economy is beginning to show signs of slowing, and more rate hikes will not materialize soon.

The Fund continues to have no exposure to the Japanese bond market for a number of reasons. Current yield continues to be below 2% on ten-year government issues. In addition, the yen continues to slide toward an equilibrium point that seems to be at even weaker levels. Finally, as of the date of this report, the financial rescue package does not give us confidence that the Bank of Japan will be able to make the necessary fiscal shifts needed for recovery. There have been five long years of near depression-like conditions in Japan.


Portfolio Matters
During the quarter ended December 31, 1997, the most significant shift within the portfolio was to establish a more market-neutral position within the core European markets. This was accomplished by reducing some of the dollar-bloc investments in favor of Germany and Denmark. The interest rate spread was clearly in favor of the United States for most of the early part of 1997. The yield spread between Europe and US securities was at its maximum--120 basis points--in early June. At this point we decided to shift assets toward the US corporate sector. By late November, the spread had reduced to just 32 basis points. This reduction, along with genuinely favorable inflation data out of Germany, has benefited Merrill Lynch Global Bond Fund for Investment and Retirement's total return.

We continue to favor longer-duration exposure to most bond markets and investing in the bond markets with the steepest yield curves (that is, those markets in which longer-term yields are highest relative to shorter-term yields). These markets have higher interest rates priced into them, yet there is an increasing likelihood that global deflationary trends will result in lower interest rates. The countries with steep yield curves were Germany, Denmark and the United States. Our long-duration positions in the United Kingdom were profitable as these issues outperformed almost 40 basis points more than the short end.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


Currency Outlook
Since most of the world's currencies have devalued so decisively against the dollar in the past three months, it is likely that the US trade deficit will progressively deteriorate over the next 18 months, unless the United States were to fall into recession and its trading partners' economies strengthen. Since this development is unlikely, it seems probable that a continuous weakening of the US trade balance will slow the US economy. This would add to the deflationary pressures on the prices of tradable goods and make foreign dollar holders increasingly concerned about their exposure.

Our strategy has been overwhelmingly pro-US dollar for some time, with the bulk of the Fund's non-US dollar positions hedged back into the US dollar. This has enhanced the Fund's yield, since short-term interest rates are very low in Denmark, Canada and Germany. However, as noted above, the outlook for the dollar currently is not as clear. As of December month-end, the bulk of the Fund's assets in non-dollar investments has been hedged back to dollars, while our exposure to sterling has not been hedged. We have reduced some hedges over the past few weeks as investors reassess the outlook for the dollar. With recent economic indicators showing strength in the United States and a possible weakening of the German economy, our near-term expectations for the Deutschemark are for slightly stronger levels of about DM1.82/US$1 but with little potential to go much higher.


Fiscal Year in Review
During the year ended December 31, 1997, the Fund's total returns were in line with the total return of the unmanaged JP Morgan Global Government Bond Index. Enhancing the Fund's performance relative to the Index were the long duration we maintained since the beginning of the second quarter of 1997 along with our focus on US dollar-denominated investments. However, even though the Fund had a greater-than-index exposure to US dollar-denominated securities, we retained some exposure to non-US dollar investments. With the US dollar's substantial appreciation in 1997, these non-dollar positions limited the Fund's total returns for the fiscal year. Given the Fund's investment objective and policies, we do not believe it is appropriate to heavily underweight--or overweight--US dollar-denominated investments. The portfolio's composition of more global corporate debt versus sovereign government positions also enhanced total return, since corporate debt offered a higher current income flow than generally available on government obligations.


In Conclusion
We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to reviewing our outlook and strategy with you again in our next quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President

(Paolo Valle)
Paolo Valle
Portfolio Manager


February 2, 1998



Effective January 15, 1998, Paolo Valle became responsible for the day-to-day management of the Fund. Mr. Valle has served as First
Vice President and Portfolio Manager of Merrill Lynch Asset
Management, L.P. since 1997 and as Vice President and Portfolio
Manager from 1992 to 1997.




Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997



OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                    12 Month     3 Month
                                               12/31/97   9/30/97   12/31/96        % Change     % Change
Class A Shares*                                  $9.12     $9.18     $9.56           -4.60%        -0.65%
Class B Shares*                                   9.12      9.19      9.56           -4.60         -0.76
Class C Shares*                                   9.12      9.18      9.56           -4.60         -0.65
Class D Shares*                                   9.11      9.18      9.55           -4.61         -0.76
Class A Shares--Total Return*                                                        +1.19(1)      +0.95(2)
Class B Shares--Total Return*                                                        +0.41(3)      +0.64(4)
Class C Shares--Total Return*                                                        +0.33(5)      +0.74(6)
Class D Shares--Total Return*                                                        +0.94(7)      +0.78(8)
Class A Shares--Standardized 30-day Yield         6.06%
Class B Shares--Standardized 30-day Yield         5.53%
Class C Shares--Standardized 30-day Yield         5.47%
Class D Shares--Standardized 30-day Yield         5.82%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.537 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.165 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.466 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.145 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.459 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.514 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.159 per share ordinary income dividends.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:

                                 10/25/88**       12/97

ML Global Bond Fund++--
Class A Shares*                   $ 9,600        $20,020

JP Morgan Global Government
Bond Index++++                    $10,000        $20,747


A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:

                                   12/87          12/97

ML Global Bond Fund++--
Class B Shares*                   $10,000        $19,686

JP Morgan Global Government
Bond Index++++                    $10,000        $20,830


A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the JP Morgan Global Government Bond Index.
Beginning and ending values are:

                                 10/21/94**       12/97

ML Global Bond Fund++--
Class C Shares*                   $10,000        $11,696

ML Global Bond Fund++--
Class D Shares*                   $ 9,600        $11,435

JP Morgan Global Government
Bond Index++++                    $10,000        $12,501

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Bond Fund invests in a global portfolio of debt instruments denominated in various currencies and multinational currency units.
++++This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States.
    Past performance is not predictive of future performance.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


PERFORMANCE DATA (continued)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/97                        +1.19%         -2.86%
Five Years Ended 12/31/97                  +5.54          +4.68
Inception (10/25/88)
through 12/31/97                           +8.33          +7.85

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/97                        +0.41%         -3.41%
Five Years Ended 12/31/97                  +4.73          +4.73
Ten Years Ended 12/31/97                   +7.01          +7.01

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/97                        +0.33%         -0.62%
Inception (10/21/94)
through 12/31/97                           +5.03          +5.03

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/97                        +0.94%         -3.10%
Inception (10/21/94)
through 12/31/97                           +5.63          +4.28

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*   % Change**
10/25/88--12/31/88                 $10.22      $10.24          --          $0.251          + 2.66%
1989                                10.24        9.77          --           1.131          + 7.27
1990                                 9.77        9.93          --           1.266          +15.64
1991                                 9.93       10.38          --           1.045          +16.00
1992                                10.38        9.79        $0.096         1.276          + 7.83
1993                                 9.79       10.03         0.020         0.998          +13.21
1994                                10.03        8.96          --           0.546          - 5.29
1995                                 8.96        9.54          --           0.585          +13.39
1996                                 9.54        9.56          --           0.564          + 6.42
1997                                 9.56        9.12          --           0.537          + 1.19
                                                             ------        ------
                                                       Total $0.116  Total $8.199

                                                  Cumulative total return as of 12/31/97: +108.55%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


PERFORMANCE DATA (concluded)


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*   % Change**
8/29/86--12/31/86                  $10.00      $10.16          --          $0.194          + 3.93%
1987                                10.16       10.68        $0.382         1.303          +22.85
1988                                10.68       10.24          --           0.817          + 3.82
1989                                10.24        9.77          --           1.057          + 6.45
1990                                 9.77        9.93          --           1.191          +14.76
1991                                 9.93       10.39          --           0.969          +15.23
1992                                10.39        9.79         0.096         1.197          + 6.91
1993                                 9.79       10.03         0.020         0.921          +12.36
1994                                10.03        8.96          --           0.475          - 6.01
1995                                 8.96        9.54          --           0.514          +12.52
1996                                 9.54        9.56          --           0.491          + 5.60
1997                                 9.56        9.12          --           0.466          + 0.41
                                                             ------        ------
                                                       Total $0.498  Total $9.595

                                                  Cumulative total return as of 12/31/97: +151.31%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*   % Change**
10/21/94--12/31/94                  $9.21       $8.96         --            $0.091          - 1.73%
1995                                 8.96        9.54         --             0.507          +12.44
1996                                 9.54        9.56         --             0.483          + 5.51
1997                                 9.56        9.12         --             0.459          + 0.33
                                                                            ------
                                                                      Total $1.540

                                                   Cumulative total return as of 12/31/97: +16.96%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed   Dividends Paid*   % Change**
10/21/94--12/31/94                  $9.21       $8.96         --            $0.101          - 1.62%
1995                                 8.96        9.54         --             0.562          +13.11
1996                                 9.54        9.55         --             0.541          + 6.05
1997                                 9.55        9.11         --             0.514          + 0.94
                                                                            ------
                                                                      Total $1.718

                                                   Cumulative total return as of 12/31/97: +19.11%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


SCHEDULE OF INVESTMENTS
                          Face                                       Interest         Maturity         Value       Percent of
                         Amount          Long-Term Obligations         Rate             Date         (Note 1a)     Net Assets
Canada
Sovereign       NZ$    14,250,000       Canadian Government Bond      6.625%        10/03/2007      $  7,811,984       3.25%
Government
Obligations
                                        Total Investments in Canada (Cost--$8,602,745)                 7,811,984       3.25

Denmark

Financial       US$     8,250,000       Den Danske Bank A/S (a)       7.40           6/15/2010         8,607,753       3.58
Services        Dkr   119,404,000       Nykredit A/S                  6.00          10/01/2026        16,985,256       7.07

                                        Total Investments in Denmark (Cost--$25,181,075)              25,593,009      10.65

Germany

Financial        DM    24,300,000       DePfa Bank                    5.50           2/12/2008        13,333,389       5.55
Services

Sovereign               3,000,000       Bundes Obligations            5.25           2/21/2001         1,700,800       0.71
Government              6,400,000       Bundesrepublik Deutschland    6.25           4/26/2006         3,790,972       1.58
Obligations            43,000,000       Bundesrepublik Deutschland    5.595*         7/04/2007        14,534,134       6.05
                       12,200,000       Deutschland Republic          6.00           7/04/2007         7,111,241       2.96

                                        Total Investments in Germany (Cost--$41,955,921)              40,470,536      16.85
Italy

Sovereign       Lit 1,000,000,000       Buoni Poliennali Del Tesoro
Government                              (Italian Government Bond)    10.50          11/01/1998           588,345       0.24
Obligations

                                        Total Investments in Italy (Cost--$680,733)                      588,345       0.24

Japan

Financial       US$     4,400,000       Fuji Bank Limited             6.743          3/29/2049         4,026,000       1.68
Services                3,750,000       Fuji Bank Limited             7.30           3/29/2049         3,496,875       1.45

                                        Total Investments in Japan (Cost--$8,208,700)                  7,522,875       3.13

Spain

Sovereign       Pta 1,350,000,000       Government of Spain           8.00           5/30/2004        10,124,337       4.22
Government
Obligations

                                        Total Investments in Spain (Cost--$10,434,915)                10,124,337       4.22

Thailand

Industrials     US$     9,550,000       PTTEP International
                                        Limited (a)                   7.625         10/01/2006         7,349,164       3.06

                                        Total Investments in Thailand (Cost--$9,741,865)               7,349,164       3.06



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997

SCHEDULE OF INVESTMENTS (concluded)
                          Face                                       Interest         Maturity        Value        Percent of
                         Amount          Long-Term Obligations         Rate             Date        (Note 1a)      Net Assets

United Kingdom
Financial     Pound    12,500,000       Friends Professional
Services   Sterling                     Finance PLC                   9.125%        11/29/2049     $  22,625,438       9.42%

                        9,200,000       Royal Bank of Scotland        9.50           8/29/2049        18,189,866       7.58

                                        Total Investments in the United Kingdom (Cost--$38,802,168)   40,815,304      17.00

United States

Financial       US$     3,000,000       Associates Corp. of
Services                                North America                 7.375          6/11/2007         3,187,500       1.33
                       16,700,000       BT Institutional Capital
                                        Trust A (a)                   8.09          12/01/2026        17,528,721       7.30
                        4,800,000       Bank of New York (a)          7.78          12/01/2026         4,980,576       2.07
                        8,500,000       Comerica Bank                 7.875          9/15/2026         9,579,330       3.99
                       10,000,000       Mellon Capital II             7.995          1/15/2027        10,736,200       4.47
                        5,250,000       PNC Institution Capital
                                        Bank (a)                      8.315          5/15/2027         5,661,679       2.36
                       13,200,000       Wells Fargo Capital I         7.96          12/15/2026        13,878,612       5.78

Industrials             3,700,000       Chrysler Corporation          7.45           3/01/2027         3,955,522       1.65
                       10,000,000       Phelps Dodge Corporation      7.125         11/01/2027        10,197,100       4.24

US Government          12,905,000       United States Treasury Notes  6.125          8/15/2007        13,261,952       5.52
Obligations

                                        Total Investments in the United States (Cost--$89,390,655)    92,967,192      38.71

                                        Total Investments in Long-Term Obligations
                                        (Cost--$232,998,777)                                         233,242,746      97.11

                                           Short-Term Obligations

Commercial      US$       429,000       General Motors Acceptance
Paper**                                 Corp.                         6.75           1/02/1998           429,000       0.18


US Government             125,000       United States Treasury Bill   4.95           1/29/1998           124,536       0.05
Obligations**             165,000       United States Treasury Bill   4.98           1/29/1998           164,384       0.07
                           30,000       United States Treasury Bill   5.00           1/29/1998            29,887       0.01

                                        Total Investments in Short-Term Obligations (Cost--$747,807)     747,807       0.31

Total Investments (Cost--$233,746,584)                                                               233,990,553      97.42

Unrealized Appreciation on Forward Foreign Exchange Contracts***                                       1,229,003       0.51

Other Assets Less Liabilities                                                                          4,970,510       2.07
                                                                                                    ------------     -------
Net Assets                                                                                          $240,190,066     100.00%
                                                                                                    ============     =======

(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
  *Represents a zero coupon; the interest rate shown is the effective yield at the time of purchase by the Fund.
 **Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.


   See Notes to Financial Statements.


***Forward foreign exchange contracts as of December 31, 1997 were as follows:
                                                      Unrealized
                                     Expiration      Appreciation
   Foreign Currency Sold                Date           (Note 1b)

   Dkr           115,000,000        January 1998     $    278,053
   DM             66,700,000        January 1998          840,192
   Pound Sterling  9,000,000        January 1998           89,109
   NZ$            16,024,207        January 1998           21,649

   Total Unrealized Appreciation on
   Forward Foreign Exchange Contracts
   (US$ Commitment--$79,171,834)                     $  1,229,003
                                                     ============


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1997
Assets:             Investments, at value (identified cost--$233,746,584) (Note 1a)                       $  233,990,553
                    Unrealized appreciation on forward exchange contracts (Note 1b)                            1,229,003
                    Cash                                                                                             849
                    Foreign cash (Note 1c)                                                                     2,324,364
                    Receivables:
                      Interest                                                           $    4,008,862
                      Beneficial interest sold                                                1,164,980
                      Forward foreign exchange contracts (Note 1b)                              850,154
                      Securities sold                                                            88,305        6,112,301
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          61,012
                                                                                                          --------------
                    Total assets                                                                             243,718,082
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            2,376,729
                      Dividends to shareholders (Note 1g)                                       657,133
                      Investment adviser (Note 2)                                               129,118
                      Distributor (Note 2)                                                      120,499        3,283,479
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       244,537
                                                                                                          --------------
                    Total liabilities                                                                          3,528,016
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  240,190,066
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      301,915
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      1,760,863
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         25,050
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        546,507
                    Paid-in capital in excess of par                                                         277,003,737
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                      (40,817,200)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          1,369,194
                                                                                                          --------------
                    Net assets                                                                            $  240,190,066
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $27,522,417 and 3,019,152 shares
                             of beneficial interest outstanding                                           $         9.12
                                                                                                          ==============
                    Class B--Based on net assets of $160,570,635 and 17,608,631 shares
                             of beneficial interest outstanding                                           $         9.12
                                                                                                          ==============
                    Class C--Based on net assets of $2,283,767 and 250,500 shares
                             of beneficial interest outstanding                                           $         9.12
                                                                                                          ==============
                    Class D--Based on net assets of $49,813,247 and 5,465,063 shares
                             of beneficial interest outstanding                                           $         9.11
                                                                                                          ==============



                    See Notes to Financial Statements.

Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended December 31, 1997
Investment Income   Interest and discount earned (net of $62,467
(Notes 1d & 1e):    foreign withholding tax)                                                              $   22,401,713


Expenses:           Investment advisory fees (Note 2)                                    $    1,974,565
                    Account maintenance and distribution fees--Class B (Note 2)               1,714,613
                    Transfer agent fees--Class B (Note 2)                                       486,327
                    Accounting services (Note 2)                                                157,648
                    Account maintenance fees--Class D (Note 2)                                  125,665
                    Printing and shareholder reports                                            118,667
                    Custodian fees                                                               90,441
                    Transfer agent fees--Class D (Note 2)                                        88,643
                    Transfer agent fees--Class A (Note 2)                                        84,993
                    Professional fees                                                            72,807
                    Registration fees (Note 1f)                                                  65,906
                    Account maintenance and distribution fees--Class C (Note 2)                  35,397
                    Trustees' fees and expenses                                                  32,134
                    Transfer agent fees--Class C (Note 2)                                        11,083
                    Other                                                                        14,833
                                                                                         --------------
                    Total expenses                                                                             5,073,722
                                                                                                          --------------
                    Investment income--net                                                                    17,327,991
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                      (11,255,058)
(Loss) on             Foreign currency transactions--net                                    (12,463,171)     (23,718,229)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                         (851,797)
(Notes 1b, 1c,        Foreign currency transactions--net                                      1,753,958          902,161
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                            (22,816,068)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $   (5,488,077)
                                                                                                          ==============

                    See Notes to Financial Statements.

Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   December 31,
Increase (Decrease) in Net Assets:                                                             1997              1996
Operations:         Investment income--net                                               $   17,327,991   $   29,868,062
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                       (23,718,229)       1,371,690
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                      902,161       (4,014,426)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations          (5,488,077)      27,225,326
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (695,428)      (4,866,475)
Shareholders          Class B                                                                (3,018,723)     (23,481,682)
(Note 1g):            Class C                                                                   (56,943)        (505,409)
                      Class D                                                                  (740,128)      (1,014,496)
                    Return of capital:
                      Class A                                                                (1,975,770)              --
                      Class B                                                                (8,576,451)              --
                      Class C                                                                  (161,780)              --
                      Class D                                                                (2,102,768)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (17,327,991)     (29,868,062)
                                                                                         --------------   --------------
Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                  (212,434,471)    (162,547,147)
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total decrease in net assets                                           (235,250,539)    (165,189,883)
                    Beginning of year                                                       475,440,605      640,630,488
                                                                                         --------------   --------------
                    End of year                                                          $  240,190,066   $  475,440,605
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                          Class A
from information provided in the financial statements.
                                                                         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:               1997           1996           1995          1994          1993
Per Share           Net asset value,
Operating           beginning of year             $     9.56     $     9.54     $     8.96     $    10.03     $     9.79
Performance:                                      ----------     ----------     ----------     ----------     ----------
                    Investment income--net               .54            .56            .59            .55            .70
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                   (.44)           .02            .58          (1.07)           .56
                                                  ----------     ----------     ----------     ----------     ----------
                    Total from investment
                    operations                           .10            .58           1.17           (.52)          1.26
                                                  ----------     ----------     ----------     ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net            (.14)          (.56)          (.39)          (.24)          (.67)
                      Realized gain on
                      investments--net                    --             --             --             --           (.30)
                      Return of capital--net            (.40)            --           (.20)          (.28)            --
                      In excess of realized
                      gain on investments--net            --             --             --           (.03)          (.05)
                                                  ----------     ----------     ----------     ----------     ----------
                    Total dividends and
                    distributions                       (.54)          (.56)          (.59)          (.55)         (1.02)
                                                  ----------     ----------     ----------     ----------     ----------
                    Net asset value,
                    end of year                   $     9.12     $     9.56     $     9.54     $     8.96     $    10.03
                                                  ==========     ==========     ==========     ==========     ==========

Total Investment    Based on net asset value
Return:*            per share                          1.19%          6.42%         13.39%         (5.29%)        13.21%
                                                  ==========     ==========     ==========     ==========     ==========

Ratios to Average   Expenses                            .96%           .87%           .86%           .84%           .82%
Net Assets:                                       ==========     ==========     ==========     ==========     ==========
                    Investment income--net             5.83%          6.02%          6.31%          5.84%          6.44%
                                                  ==========     ==========     ==========     ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                $   27,522     $   72,876     $   85,610     $   90,823     $  108,241
                                                  ==========     ==========     ==========     ==========     ==========
                    Portfolio turnover               699.63%       1234.05%        512.75%        405.00%        419.99%
                                                  ==========     ==========     ==========     ==========     ==========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


FINANCIAL INFORMATION (continued)


Financial Highlights
The following per share data and ratios have been derived                          Class B
from information provided in the financial statements.
                                                                         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:               1997           1996           1995          1994          1993
Per Share           Net asset value,
Operating           beginning of year             $     9.56     $     9.54     $     8.96     $    10.03     $     9.79
Performance:                                      ----------     ----------     ----------     ----------     ----------
                    Investment income--net               .47            .49            .51            .47            .60
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                   (.44)           .02            .58          (1.07)           .58
                                                  ----------     ----------     ----------     ----------     ----------
                    Total from investment
                    operations                           .03            .51           1.09           (.60)          1.18
                                                  ----------     ----------     ----------     ----------     ----------
                    Less dividends and
                    distributions:
                      Investment income--net            (.13)          (.49)          (.34)          (.20)          (.59)
                      Realized gain on
                      investments--net                    --             --             --             --           (.30)
                      Return of capital--net            (.34)            --           (.17)          (.24)            --
                      In excess of realized
                      gain on investments--net            --             --             --           (.03)          (.05)
                                                  ----------     ----------     ----------     ----------     ----------
                    Total dividends and
                    distributions                       (.47)          (.49)          (.51)          (.47)          (.94)
                                                  ----------     ----------     ----------     ----------     ----------
                    Net asset value,
                    end of year                   $     9.12     $     9.56     $     9.54     $     8.96     $    10.03
                                                  ==========     ==========     ==========     ==========     ==========

Total Investment    Based on net asset value
Return:*            per share                           .41%          5.60%         12.52%         (6.01%)        12.36%
                                                  ==========     ==========     ==========     ==========     ==========

Ratios to Average   Expenses                           1.73%          1.65%          1.64%          1.61%          1.58%
Net Assets:                                       ==========     ==========     ==========     ==========     ==========
                    Investment income--net             5.07%          5.25%          5.56%          5.06%          5.72%
                                                  ==========     ==========     ==========     ==========     ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                $  160,571     $  347,529     $  540,887     $  700,995     $  897,150
                                                  ==========     ==========     ==========     ==========     ==========
                    Portfolio turnover               699.63%       1234.05%        512.75%        405.00%        419.99%
                                                  ==========     ==========     ==========     ==========     ==========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                          Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                          For the Year Ended December 31,       Dec. 31,
Increase (Decrease) in Net Asset Value:                                  1997          1996          1995         1994
Per Share           Net asset value, beginning of period             $    9.56     $    9.54     $    8.96     $    9.21
Operating                                                           ----------    ----------    ----------    ----------
Performance:        Investment income--net                                 .46           .48           .51           .09
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.44)          .02           .58          (.25)
                                                                    ----------    ----------    ----------    ----------
                    Total from investment operations                       .02           .50          1.09          (.16)
                                                                    ----------    ----------    ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                              (.12)         (.48)         (.34)         (.03)
                      Return of capital--net                              (.34)           --          (.17)         (.05)
                      In excess of realized gain on
                      investments--net                                      --            --            --          (.01)
                                                                    ----------    ----------    ----------    ----------
                    Total dividends and distributions                     (.46)         (.48)         (.51)         (.09)
                                                                    ----------    ----------    ----------    ----------
                    Net asset value, end of period                  $     9.12    $     9.56    $     9.54    $     8.96
                                                                    ==========    ==========    ==========    ==========

Total Investment    Based on net asset value per share                    .33%         5.51%        12.44%        (1.73%)+++
Return:**                                                           ==========    ==========    ==========    ==========

Ratios to Average   Expenses                                             1.82%         1.73%         1.71%         1.69%*
Net Assets:                                                         ==========    ==========    ==========    ==========
                    Investment income--net                               4.94%         5.16%         5.44%         5.20%*
                                                                    ==========    ==========    ==========    ==========

Supplemental        Net assets, end of period (in thousands)        $    2,284    $    9,351    $    8,468    $    3,614
Data:                                                               ==========    ==========    ==========    ==========
                    Portfolio turnover                                 699.63%      1234.05%       512.75%       405.00%
                                                                    ==========    ==========    ==========    ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                          Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                          For the Year Ended December 31,       Dec. 31,
Increase (Decrease) in Net Asset Value:                                  1997          1996          1995         1994
Per Share           Net asset value, beginning of period            $     9.55    $     9.54    $     8.96    $     9.21
Operating                                                           ----------    ----------    ----------    ----------
Performance:        Investment income--net                                 .51           .54           .56           .10
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                     (.44)          .01           .58          (.25)
                                                                    ----------    ----------    ----------    ----------
                    Total from investment operations                       .07           .55          1.14          (.15)
                                                                    ----------    ----------    ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                              (.13)         (.54)         (.37)         (.04)
                      Return of capital--net                              (.38)           --          (.19)         (.05)
                      In excess of realized gain on
                      investments--net                                      --            --            --          (.01)
                                                                    ----------    ----------    ----------    ----------
                    Total dividends and distributions                     (.51)         (.54)         (.56)         (.10)
                                                                    ----------    ----------    ----------    ----------
                    Net asset value, end of period                  $     9.11    $     9.55    $     9.54    $     8.96
                                                                    ==========    ==========    ==========    ==========

Total Investment    Based on net asset value per share                    .94%         6.05%        13.11%        (1.62%)+++
Return:**                                                           ==========    ==========    ==========    ==========

Ratios to Average   Expenses                                             1.19%         1.08%         1.11%         1.12%*
Net Assets:                                                         ==========    ==========    ==========    ==========
                    Investment income--net                               5.66%         5.74%         6.07%         5.81%*
                                                                    ==========    ==========    ==========    ==========

Supplemental        Net assets, end of period (in thousands)        $   49,813    $   45,685    $    5,665    $    1,755
Data:                                                               ==========    ==========    ==========    ==========
                    Portfolio turnover                                 699.63%      1234.05%       512.75%       405.00%
                                                                    ==========    ==========    ==========    ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing trans-action), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its share-holders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the ordinary income distributions paid by the Fund during the year ended December 31, 1997 is characterized as a return of capital.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $12,816,769 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                Account         Distribution
                             Maintenance Fee         Fee

Class B                           0.25%             0.50%
Class C                           0.25%             0.55%
Class D                           0.25%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                   MLFD            MLPF&S

Class A                           $ 158            $1,650
Class D                           $ 843            $9,242

For the year ended December 31, 1997, MLPF&S received contingent deferred sales charges of $624,201 and $1,854 relating to transactions in Class B and Class C Shares, respectively.

During the year ended December 31, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $250 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $2,215,920,371 and $2,396,179,134, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                    Realized      Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)
Investments:
   Long-term                     $ (8,376,003)  $    243,969
   Short-term                             666             --
   Financial futures               (2,879,721)            --
                                 ------------   ------------
Total investments                 (11,255,058)       243,969
                                 ------------   ------------
Currency transactions:
   Foreign currency
   transactions                   (21,340,898)      (103,778)
   Forward foreign exchange
   contracts                        8,877,727      1,229,003
                                 ------------   ------------
Total currency transactions       (12,463,171)     1,125,225
                                 ------------   ------------
Total                            $(23,718,229)  $  1,369,194
                                 ============   ============

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $190,692, of which $6,001,608 related to appreciated securities and $5,810,916 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $233,799,861.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $212,434,471 and $162,547,147 for the years ended December 31, 1997 and December 31, 1996, respectively.

Transactions in shares of capital for each class were as follows:

Class A Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                         3,694,319   $ 33,685,367
Shares issued to share-
holders in reinvestment of
dividends                             180,724      1,638,796
                                 ------------   ------------
Total issued                        3,875,043     35,324,163
Shares redeemed                    (8,482,776)   (77,078,971)
                                 ------------   ------------
Net decrease                       (4,607,733)  $(41,754,808)
                                 ============   ============


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997


Class A Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         2,910,360  $  27,329,155
Shares issued to share-
holders in reinvestment of
dividends                             403,800      3,774,617
                                 ------------  -------------
Total issued                        3,314,160     31,103,772
Shares redeemed                    (4,664,565)   (43,674,353)
                                 ------------  -------------
Net decrease                       (1,350,405) $ (12,570,581)
                                 ============  =============


Class B Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                           897,547  $   8,127,728
Shares issued to share-
holders in reinvestment of
dividends                             761,712      6,915,601
                                 ------------  -------------
Total issued                        1,659,259     15,043,329
Automatic conversion
of shares                          (2,417,865)   (22,283,071)
Shares redeemed                   (17,995,131)  (163,058,496)
                                 ------------  -------------
Net decrease                      (18,753,737) $(170,298,238)
                                 ============  =============

Class B Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         3,714,398  $  34,748,286
Shares issued to share-
holders in reinvestment of
dividends                           1,569,779     14,672,504
                                 ------------  -------------
Total issued                        5,284,177     49,420,790
Automatic conversion
of shares                          (4,849,489)   (41,935,909)
Shares redeemed                   (20,778,347)  (197,284,755)
                                 ------------  -------------
Net decrease                      (20,343,659) $(189,799,874)
                                 ============  =============


Class C Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                           411,159  $   3,761,283
Shares issued to share-
holders in reinvestment of
dividends                              16,571        150,469
                                 ------------  -------------
Total issued                          427,730      3,911,752
Shares redeemed                    (1,155,825)   (10,491,575)
                                 ------------  -------------
Net decrease                         (728,095) $  (6,579,823)
                                 ============  =============


Class C Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                           601,459   $  5,622,361
Shares issued to share-
holders in reinvestment of
dividends                              42,299        395,340
                                 ------------   ------------
Total issued                          643,758      6,017,701
Shares redeemed                      (553,137)    (5,161,461)
                                 ------------   ------------
Net increase                           90,621   $    856,240
                                 ============   ============

Class D Shares for the
Year Ended                                          Dollar
December 31, 1997                     Shares        Amount

Shares sold                           350,683   $  3,202,335
Automatic conversion
of shares                           2,454,027     22,283,071
Shares issued to shareholders
in reinvestment of dividends          209,279      1,899,301
                                 ------------   ------------
Total issued                        3,013,989     27,384,707
Shares redeemed                    (2,331,059)   (21,186,309)
                                 ------------   ------------
Net increase                          682,930   $  6,198,398
                                 ============   ============


Class D Shares for the
Year Ended                                          Dollar
December 31, 1996                     Shares        Amount

Shares sold                         1,000,673   $  9,338,179
Automatic conversion
of shares                           4,503,683     41,935,909
Shares issued to share-
holders in reinvestment of
dividends                              82,130        775,174
                                 ------------   ------------
Total issued                        5,586,486     52,049,262
Shares redeemed                    (1,398,232)   (13,082,194)
                                 ------------   ------------
Net increase                        4,188,254   $ 38,967,068
                                 ============   ============

5. Capital Loss Carryforward:
At December 31, 1997, the Fund had a net capital loss carryforward of approximately $36,799,000, of which $26,285,000 expires in 2002 and $10,514,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.




Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1997

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Global Bond Fund for
Investment and Retirement:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 5, 1998
</AUDIT-REPORT>